UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported)      April 16, 2001
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                      Advanced Technology Industries, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-23761                  33-0751685
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(State of other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

        Taubenstrasse 20, D-10117, Berlin, Germany                     10117
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      011 49 30 201 7780
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         Issuer Advanced Technology Industries, Inc. ("Issuer" or "ATI") has entered into an agreement with Glenn A. Cramer Separate Property Trust of September 1, 1987 (as amended and restated as of March 21, 2001) ("Cramer") whereby ATI has agreed to issue 1,090,000 shares of its $0.0001 common stock in exchange for 1,090,000 shares of $0.0001 common stock of Nurescell, Inc., owned by Cramer. The ATI shares being issued to Cramer are restricted shares. The Agreement provides for the execution of a Registration Rights Agreement giving Cramer certain rights to register the shares he is receiving.

      Issuer is acquiring Nurescell's stock for the purpose of increasing its equity investment in Nurescell, Inc., which owns the proprietary rights in certain nuclear shielding technology which ATI believes is consistent with ATI's business pursuits. ATI's acquisition of the Nurescell, Inc. stock from Cramer is a strategic investment to further its interests in the nuclear shielding and remediation markets.

      ATI may seek to purchase other shares of Nurescell, Inc. from other Nurescell, Inc. shareholders, but is not currently in negotiations with any other shareholders to purchase additional shares.

      Added to the 3,500,000 shares of Nurescell, Inc. that ATI owned prior to the transaction disclosed herein, ATI will own 4,590,000 shares of Nurescell, Inc. constituting approximately 29.27% of the outstanding shares of Nurescell, Inc.

      In determining the number of ATI shares to be exchanged for the Nurescell, Inc. shares the management of ATI took into consideration, among other things, the relative market prices of the respective stocks, the restrictions on the ability of Cramer to sell the ATI shares, the percentage that said shares constituted of the outstanding stock of Nurescell, Inc., the benefits of acquiring an ownership position in Nurescell, Inc. in view of the formation of Nurescell AG, and the future business prospects of Nurescell, Inc.

      For a complete description of the terms of the transactions described above, reference is made to the Agreement for Purchase of Stock and the Registration Rights Agreement attached as an exhibit to this Current Report on Form 8-K.

Forward-Looking Statements
---------------------------

      This Current Report may contain certain statements that are "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company notes that statements in this Current Report which look forward in time, which includes everything other than historical information or a summary of agreements actually entered into, involve risks and uncertainties that may affect the Company's actual results of operation. Although ATI believes that the expectations reflected in Forward-Looking Statements are reasonable, management can give no assurance that such expectations will prove to have been correct.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

         10.18 Agreement for Purchase of Stock between Glenn A. Cramer Separate Property Trust of September 1, 1987 (as amended and restated as of March 21,
2001) and Issuer; Registration Rights Agreement


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2001            ADVANCED TECHNOLOGY INDUSTRIES, INC.

                                 By: /S/ Hans Joachim Skrobanek
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                                     Hans Joachim Skrobanek, President and Chief
                                     Executive Officer